Exhibit 99.1

AutoWeb Appoints Carlton Hamer as Executive Vice President, Chief Financial Officer and Josh Barsetti as Vice President, Controller & Principal Accounting Officer

New Finance Executives to Enhance Operational Performance Opportunities as Company Continues on its Strategic Growth Plans

TAMPA, Fla., Jan. 7, 2022 – AutoWeb, Inc. (Nasdaq: AUTO), an automotive matchmaking platform connecting in-market car shoppers to their preferred vehicle transactions, has appointed Carlton Hamer as executive vice president, chief financial officer (CFO), succeeding Michael Sadowski, and Josh Barsetti as vice president, controller and principal accounting officer. Hamer’s appointment to CFO is effective Jan. 10, 2022, and Barsetti’s appointment is effective as of Jan. 17, 2022. Sadowski will remain with the company until at least March to facilitate a smooth transition for the company’s new finance executives.

“As AutoWeb remains focused on operational efficiencies and continuing our growth initiatives, Carlton’s impressive financial acumen and strong industry experience will undoubtedly strengthen our executive leadership team’s capabilities,” said Jared Rowe, president and CEO of AutoWeb. “The addition of Josh and his diverse compliance background further supports our focus on enhancing performance results, and we look forward to incorporating their expertise as we execute on our 2022 objectives and beyond.”

Hamer is a Certified Public Accountant and brings nearly three decades of experience to AutoWeb, with a significant portion of his career dedicated to the automotive industry. He held several executive leadership positions during his 15 years at Cox Automotive, including serving as senior director of finance/controller of its AutoTrader.com division, where he spearheaded all core accounting and finance functions and helped enable substantial growth of the business. During his extensive tenure with Cox Automotive, he also held roles that focused on strategic planning, supply chain and real estate. Hamer began his career with Deloitte on the audit team in the Atlanta office, where he served many private and public clients.

“During our time at Cox Automotive, several members of AutoWeb’s senior leadership team had the privilege of working with Carlton, and we look forward to the opportunity to work with him again in this important role,” said Rowe.

Barsetti boasts a successful 20-year history of driving efficiencies and productivity that align well with AutoWeb’s financial and operational performance objectives. A Certified Public Accountant, he most recently served as senior director of internal audit at Zovio, a publicly traded education management and technology services company where he advised business and financial leadership on strategic, operational and financial risks. In addition, he led corporate governance and compliance initiatives, as well as the organization’s internal audit and Sox 404 functions. Prior to Zovio, Barsetti was the chief accounting officer at Cavco Industries, Inc., where he also held roles as senior director of financial administration and director of internal audit.

“As we welcome Carlton and Josh to AutoWeb, I want to thank Michael for his invaluable contributions as our CFO,” said Rowe. “His leadership has been a pivotal part of our organization’s evolution and he has set the table for Carlton and Josh to follow through on our business transformation. We wish Michael much success in his future endeavors.”

Inducement Options

As an inducement for joining the company, upon commencement of their employment with the company, Hamer and Barsetti will be granted options to acquire 120,000 and 30,000 shares of the company’s common stock, respectively, at an exercise price per share equal to the closing price of the common stock on The Nasdaq Capital Market on the day Hamer and Barsetti, respectively, commence employment with the Company.

The options will have a term of seven years. One third of the options will vest on the first anniversary of the grant date, and 1/36th of the options shall vest on each successive monthly anniversary of the grant date for the following 24 months. Vesting of the options will accelerate upon the occurrence of certain events, including upon a change in control of the company (unless the options are assumed or substituted by a successor entity), and in the case of the options granted to Hamer, will also accelerate upon a termination of Hamer’s employment with the company without cause or by Hamer with good reason.

About AutoWeb, Inc.

AutoWeb, Inc. provides high-quality consumer leads, clicks and associated marketing services to automotive dealers and manufacturers throughout the United States. The company also provides consumers with robust and original online automotive content to help them make informed car-buying decisions. The company pioneered the automotive Internet in 1995 and has since helped tens of millions of automotive consumers research vehicles; connected thousands of dealers nationwide with motivated car buyers; and has helped every major automaker market its brand online.

Forward-Looking Statements Disclaimer

The statements contained in this press release that are not historical facts are forward-looking statements under the federal securities laws. Words such as “anticipates,” “could,” “may,” “estimates,” “expects,” “projects,” “intends,” “pending,” “plans,” “believes,” “will” and words of similar substance, or the negative of those words, used in connection with any discussion of future operations or financial performance identify forward-looking statements. In particular, statements regarding expectations and opportunities, new product expectations and capabilities, projections, statements regarding future events, and our outlook regarding our performance and growth are forward-looking statements. These forward-looking statements, including that the company looks forward to incorporating Hamer’s and Barsetti’s expertise as the company executes on its 2022 objectives and beyond, are not guarantees of future performance and involve assumptions and risks and ‐‐‐uncertainties that are difficult to predict. Actual outcomes and results may differ materially from what is expressed in, or implied by, these forward-looking statements. AutoWeb undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Among the important factors that could cause actual results to differ materially from those expressed in, or implied by, the forward-looking statements are the responses of federal and state government to the COVID-19 pandemic; changes in general economic conditions; the financial condition of automobile manufacturers and dealers; disruptions in automobile supply chains and production; changes in fuel prices; the economic impact of terrorist attacks, political revolutions, military actions, or natural disasters (such as floods, earthquakes, tornadoes and hurricanes and pandemics and epidemics); failure of AutoWeb’s internet security measures; the economic impact of epidemics and pandemics; dealer attrition; pressure on dealer fees; increased or unexpected competition; the failure of new products and services to meet expectations; failure to retain key employees or attract and integrate new employees; actual costs and expenses exceeding charges taken by AutoWeb; changes in laws and regulations; costs of legal matters, including, defending lawsuits and undertaking investigations and related matters; and other matters disclosed in AutoWeb’s filings with the Securities and Exchange Commission. Investors are strongly encouraged to review the company’s Annual Report on Form 10-K for the year ended December 31, 2020 and other filings with the Securities and Exchange Commission for a discussion of risks and uncertainties that could affect the business, operating results or financial condition of the company and the market price of the company’s stock.

Company Contact:

Beth P. Quezada
Communications & Culture Manager
AutoWeb, Inc.
949-862-1391
beth.quezada@autoweb.com

Investor Relations Contact:
Cody Cree or Jackie Keshner
Gateway Investor Relations
949-574-3860
Auto@gatewayir.com